EXHIBIT 99.5

Accrued Interest Date:                                 Collection Period Ending:
25-Sep-02                                                             30-Sep-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Oct-02                                                                     5

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Balances
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                                                                               Initial        Period End
     Receivables                                                        $1,401,763,032    $1,162,475,588
     Reserve Account                                                       $14,017,630       $23,249,512
     Yield Supplement Overcollateralization                                 $6,397,885        $5,332,342
     Class A-1 Notes                                                      $311,000,000       $72,778,099
     Class A-2 Notes                                                      $358,426,000      $358,426,000
     Class A-3 Notes                                                      $446,779,000      $446,779,000
     Class A-4 Notes                                                      $251,253,000      $251,253,000
     Class B Notes                                                         $27,907,000       $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                  $1,209,298,228
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                             $25,757,877
               Receipts of Pre-Paid Principal                              $20,722,881
               Liquidation Proceeds                                           $177,369
               Principal Balance Allocable to Gross Charge-offs               $164,513
          Total Receipts of Principal                                      $46,822,639

          Interest Distribution Amount
               Receipts of Interest                                         $6,402,450
               Servicer Advances                                              $146,515
               Reimbursement of Previous Servicer Advances                          $0
               Accrued Interest on Purchased Receivables                            $0
               Recoveries                                                      $24,231
               Net Investment Earnings                                         $30,296
          Total Receipts of Interest                                        $6,603,492

          Release from Reserve Account                                              $0

     Total Distribution Amount                                             $53,261,618

     Ending Receivables Outstanding                                     $1,162,475,588

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $768,437
     Current Period Servicer Advance                                          $146,515
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $914,952

Collection Account
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     Deposits to Collection Account                                        $53,261,618
     Withdrawals from Collection Account
          Servicing Fees                                                    $1,007,749
          Class A Noteholder Interest Distribution                          $3,383,948
          First Priority Principal Distribution                                     $0
          Class B Noteholder Interest Distribution                            $112,791
          Regular Principal Distribution                                   $46,616,508
          Reserve Account Deposit                                                   $0
          Unpaid Trustee Fees                                                       $0
          Excess Funds Released to Depositor                                $2,140,623
     Total Distributions from Collection Account                           $53,261,618




                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
25-Sep-02                                                             30-Sep-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Oct-02                                                                     5

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Excess Funds Released to the Depositor
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          Release from Reserve Account                                        $936,453
          Release from Collection Account                                   $2,140,623
     Total Excess Funds Released to the Depositor                           $3,077,076

Note Distribution Account
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     Amount Deposited from the Collection Account                          $50,113,247
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $50,113,247

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance     Per $1,000       Factor
     Class A-1 Notes                                                       $46,616,508       $72,778,099        $149.89       23.40%
     Class A-2 Notes                                                                $0      $358,426,000          $0.00      100.00%
     Class A-3 Notes                                                                $0      $446,779,000          $0.00      100.00%
     Class A-4 Notes                                                                $0      $251,253,000          $0.00      100.00%
     Class B Notes                                                                  $0       $27,907,000          $0.00      100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                          $190,036             $0.61
     Class A-2 Notes                                                          $845,288             $2.36
     Class A-3 Notes                                                        $1,414,800             $3.17
     Class A-4 Notes                                                          $933,824             $3.72
     Class B Notes                                                            $112,791             $4.04



Carryover Shortfalls
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                                                                      Prior
                                                                      Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0             $0
     Class B Interest Carryover Shortfall                                           $0                $0             $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        54,233            52,850
     Weighted Average Remaining Term                                             48.28             47.37
     Weighted Average Annual Percentage Rate                                     6.50%             6.49%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
          Current                                                       $1,083,845,442            93.24%
          1-29 days                                                        $65,618,450             5.64%
          30-59 days                                                        $9,993,400             0.86%
          60-89 days                                                        $2,225,354             0.19%
          90-119 days                                                         $371,348             0.03%
          120-149 days                                                        $421,594             0.04%
          Total                                                         $1,162,475,588           100.00%
          Delinquent Receivables +30 days past due                         $13,011,697             1.12%

Accrued Interest Date:                                 Collection Period Ending:
25-Sep-02                                                             30-Sep-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Oct-02                                                                     5

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     Write-offs
          Gross Principal Write-Offs for Current Period                       $164,513
          Recoveries for Current Period                                        $24,231
          Net Write-Offs for Current Period                                   $140,282

          Cumulative Realized Losses                                          $201,555


     Repossessions                                                       Dollar Amount             Units
          Beginning Period Repossessed Receivables Balance                  $1,212,309                38
          Ending Period Repossessed Receivables Balance                     $1,394,247                50
          Principal Balance of 90+ Day Repossessed Vehicles                   $107,234                 2



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $5,538,474
     Beginning Period Amount                                                $5,538,474
     Ending Period Required Amount                                          $5,332,342
     Current Period Release                                                   $206,131
     Ending Period Amount                                                   $5,332,342
     Next Distribution Date Required Amount                                 $5,129,757

Reserve Account
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     Beginning Period Required Amount                                      $24,185,965
     Beginning Period Amount                                               $24,185,965
     Net Investment Earnings                                                   $30,296
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                      $936,453
     Ending Period Required Amount                                         $23,249,512
     Ending Period Amount                                                  $23,249,512

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